Investment in Joint Operations	12 Months Ended
Jun. 30, 2021
Interest in Other Entities [Abstract]
Investment in Joint Operations	INVESTMENT IN JOINT OPERATIONS
The group has a 50% interest in certain mining and exploration assets located in the Morobe province, PNG. Newcrest Mining Limited owns the remaining 50% interest in these assets. The asset in the joint arrangement is the Wafi-Golpu project. The joint arrangement is accounted for as a joint operation.

State participation
Under the conditions of the Wafi-Golpu exploration tenements, the State has reserved the right prior to the commencement of mining to take up an equity interest of up to 30% of any mineral discovery within the Wafi-Golpu tenements. The right is exercisable by the State once at any time prior to the commencement of mining. If the State exercises this right, the exercise price is a pro-rata share of the accumulated exploration expenditure. Once the right is exercised, the State is responsible for its proportionate share of ongoing exploration and project development costs. During February 2012, the State indicated its intention to exercise its option. As at 30 June 2021, this option has not been exercised.

Permitting
Following submission of the Special Mining Lease (SML) and Environmental Impact Statement (which is required for an Environment Permit) applications to the regulators in March 2018 and July 2018 respectively, the Wafi-Golpu joint operation entered into a memorandum of agreement with the Papua New Guinea government (the State) in December 2018, targeting an SML grant by July 2019. There have however been several delays in the process, notwithstanding that the Prime Minister has publicly stated the Wafi-Golpu Project is of national importance and therefore the State’s objective is to progress and conclude the SML and Mine Development Contract (MDC) negotiations as soon as possible. The Environment Permit was granted in December 2020. In March 2021, the Governor of Morobe Province and the Morobe Provincial Government commenced legal proceedings against the State as well as several ministers, seeking judicial review of the grant of an Environment Permit for the Wafi-Golpu Project. In addition, the plaintiffs have applied for interim orders to stay the Environment Permit and restrain the State from granting an SML for the Wafi-Golpu Project. The Wafi-Golpu Joint Venture participants, are not parties to the proceeding. There has been numerous engagements between the various stakeholders during 2021. In July 2021, the State Negotiating Team (SNT) tabled a revised draft term sheet for the Mining Development Contract. The joint venture have responded and is waiting for the SNT for further engagement.Management is confident that the permitting process will continue. Key permitting activities are continuing and are fully resourced.

Carrying amount and impairment considerations
The carrying amount of the project amounts to R2.4 billion (2020: R3.0 billion). The change year on year relates to foreign exchange translation. Management has considered whether the delays constitute a trigger for impairment in terms of IFRS 6. A valuation was done and as sufficient headroom existed, no impairment has been recognised at 30 June 2021.